SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is December 12, 2019.

MFS® Total Return Bond Series
Initial Class & Service Class Shares

Effective December 31, 2019, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager(s)
Portfolio Manager	Since	Title
Alexander Mackey	December 2019	Investment Officer of MFS
Joshua Marston	2009	Investment Officer of MFS
Robert Persons	2006	Investment Officer of MFS
Effective December 31, 2019, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.
Portfolio Manager	Primary Role	Five Year History
Alexander Mackey	Portfolio Manager	Employed in the investment area of MFS since 2001
Joshua Marston	Portfolio Manager	Employed in the investment area of MFS since 1999
Robert Persons	Portfolio Manager	Employed in the investment area of MFS since 2000

1040801       1                           VFB-SUP-I-121219